ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated May 6, 2026 to the Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2025, as may be supplemented and/or revised from time to time, with respect to the series of the Trust (the “Aristotle Funds”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus, or SAI, as applicable.

Effective May 1, 2026 (“Effective Date”), Samuel S. Park no longer serves as a Portfolio Manager for Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund and Aristotle Portfolio Optimization Moderate Fund (the “Funds”). Accordingly, as of the Effective Date, all references and information relating to Mr. Park as a Portfolio Manager in the Funds’ Prospectus and SAI are hereby removed. Carleton J. Muench, CFA, and Edward Sheng, PhD, CFA, CAIA, will continue to serve as Portfolio Managers of the Funds.

Please retain this supplement with your Prospectus and SAI